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                                                                   Exhibit 10.11


                  SECOND AMENDMENT TO LEASE AGREEMENT BETWEEN
                      BRAKER PHASE III, LTD. AS LANDLORD,
              AND MAGNETIC BEARING TECHNOLOGIES, INC., AS TENANT

                To be attached to and form a part of Lease made the 12th day of March, 1996 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of 8,100 square feet and located at 11525 Stonehollow Drive, Suite 135, Austin, Texas, 78758 known as Braker Center III, Building 1.

         WITNESSETH that:

   1. The Commencement Date shall be May 6, 1996, and shall expire Sixty (60) months thereafter on Maya 31, 2001.

   2. Effective September 1, 1996 and expiring May 31, 2001, the monthly base rental rate shall be structured as follows:


               =======================================================
                    Lease Period                   Base Total Rental
                                                    Rate Per Month
               -------------------------------------------------------

               -------------------------------------------------------
                 9/1/96 thru 5/31/97                   $6,025.10
               -------------------------------------------------------
                 6/1/97 thru 5/31/98                   $6,227.60
               -------------------------------------------------------
                 6/1/98 thru 5/31/99                   $6,430.10
               -------------------------------------------------------
                 6/1/99 thru 5/31/00                   $6,632.60
               -------------------------------------------------------
                 6/1/00 thru 5/31/01                   $6,835.10
               =======================================================

   3. The Lease expressly refers to Tenant as "Magnetic Bearing Technologies, Inc. The Tenant's name has been changed to "Active Power, Inc.. The Lease and all related documents are hereby amended such that all references to "Tenant" or "Magnetic Bearing Technologies, Inc." will translate to mean "Active Power, Inc.".

   4. Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

             DATED AS OF THE 1st DAY OF September, 1996.
                             ---        ---------    --

   WITNESS:                         BRAKER PHASE III, LTD.:
                                    By:  2800 Industrial, Inc., General Partner


/s/                                 /s/ Richard E. Anderson
---------------------------------   ---------------------------------
                                    By:     Richard E. Anderson
                                    Title:  Vice President
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WITNESS:                            ACTIVE POWER, INC.

/s/                                 /s/ Joseph F. Pinkerton
---------------------------------   ---------------------------------
                                    By:     Joseph F. Pinkerton
                                    Title:  President

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